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                                                                   EXHIBIT 10.28

                           AMENDMENT NO. 11 AND WAIVER

                          Dated as of February 1, 1998


         This ELEVENTH AMENDMENT and WAIVER between UNITED FOODS, INC., a Delaware corporation (the "Borrower"), and COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH (the "Bank").

         PRELIMINARY STATEMENTS. The Borrower and the Bank have entered into (i) a Revolving Credit Agreement (as amended prior to the date hereof and as may be further amended, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement") and (ii) a Term Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"; together with the Revolving Credit Agreement, the "Credit Agreements"; the terms defined in the Credit Agreements being used herein as therein defined), each dated as of August 20, 1992. Each of the Borrower and the Bank wish that certain provisions of the Credit Agreements be amended or waived as hereinafter set forth.

         NOW, THEREFORE, the Borrower and the Bank hereby agree as follows:

         SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

         (a) Section 4.01(d) is hereby amended and restated in its entirety to read as follows:

                  "(d) Working Capital. Maintain on a consolidated basis an excess of current assets over current liabilities of not less than $25,000,000 as of the last day of the first, second and third fiscal quarters in each of its fiscal years and as of the last day of each of its fiscal years. The Borrower shall cause its Mushroom Division to maintain, as of the end of each fiscal quarter of the Borrower, an excess of current assets over current liabilities of not less than $1,500,000 exclusive of current maturities of the Term Note and the Revolving Credit Note. Current assets and current liabilities are each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the Borrower's financial statements pursuant to Section 4.01(c) hereof ("GAAP")."

         (b) Section 4.01(h) is hereby amended by adding a proviso to the end thereto to read as follows:

                  "; and except that, in its 1998 - 1999 fiscal year, such amount shall be increased by an amount not in excess of $10,000,000 for the purchase of rolling stock."

         (c) Section 4.01 is hereby amended by adding subsection 4.01(i) hereto to read as follows:



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                  "(i) Year 2000. The Borrower shall take all action necessary to assure that the Borrower's computer based systems are able to effectively process data including dates on and after January 1, 2000. At the request of the Bank, the Borrower shall provide the Bank with assurance acceptable to the Bank of the Borrower's year 2000 capability."

         SECTION 2. Waiver to the Credit Agreements. The Bank waives on a one-time basis the Borrower's non-compliance with Section 4.01(d) of the Credit Agreements by reason of the Working Capital described therein being at $34,200,000 at November 30, 1997.

         SECTION 3. Conditions of Effectiveness. This Amendment No. 11 and Waiver shall become effective when, and only when, the Bank shall have received counterparts of this Amendment and Waiver executed by the Borrower.

         SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

         (a) The representations and warranties contained in Section 3 of the Credit Agreements, are true and correct on and as of the date hereof as though made on and as of the date hereof.

         (b) The execution, delivery and performance by the Borrower of this Amendment No. 11 and Waiver, and the Credit Agreements, as amended hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or by-laws, or (ii) any law or contractual restriction binding on or affecting the Borrower, or result in, or require, the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment No. 11 and Waiver or the Credit Agreements, as amended hereby.

         (d) This Amendment No. 11 and Waiver and the Credit Agreements, as amended hereby, constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject, however, to the effect on such enforceability of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless whether such enforceability is considered in a proceeding in equity or at law).

         (e) There is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the condition, financial or otherwise, or operations of the Borrower.


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         (f) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 5. Reference to and Effect on the Credit Agreements.

         (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreements as amended hereby, and each reference in the Term Note and the Revolving Credit Note to the Credit Agreements shall mean and be a reference to the Credit Agreements as amended hereby.

         (b) Except as specifically amended above, the Credit Agreements and the Term Note and the Revolving Credit Note shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         (c) The execution, delivery and effectiveness of this Amendment No. 11 and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Credit Agreements, nor constitute a waiver of any provision of the Credit Agreements.

         SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment No. 11 and Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (who may be in-house counsel) for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities hereunder and thereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment No. 11 and Waiver and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 7. Execution in Counterparts. This Amendment No. 11 and Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 8. Governing Law. This Amendment No. 11 and Waiver shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of New York.

         SECTION 9. Final Agreement. This Amendment No. 11 and Waiver represents the final agreement between the Borrower and the Bank as to the subject matter hereof and may not be

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contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 11 and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                  UNITED FOODS, INC.


                                  By  /s/ Carl W. Gruenewald, II
                                     -------------------------------------------
                                  Title: Sr. Vice President - Finance, Treasurer


                                  COOPERATIEVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK
                                   B.A., "RABOBANK NEDERLAND,"
                                   NEW YORK BRANCH

                                  By  /s/ Dana W. Hemenway
                                     -------------------------------------------
                                     Vice President
                                     Authorized Officer

                                  By /s/ W. Pieter C. Kodde
                                     -------------------------------------------
                                     Vice President
                                     Authorized Officer



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